UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K


                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): February 14, 2001


                         Oregon Trail Financial Corp.
            ------------------------------------------------------
            (Exact Name of Registrant as specified in its charter)


Oregon                          0-22953                           91-1829481
------------                    ------------                 ------------------
(State or other                 (Commission                  (IRS Employer
jurisdiction                    File Number)                 Identification No.
of incorporation)

2055 First Street, Baker City, Oregon                                    97814
-------------------------------------                                 --------
Address of Principal Executive Office                                 Zip Code

Registrant's telephone number including area code  541-523-6327



(Former name or former address, if changed since last report)     Not applicable


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Item 7. Financial Statements and Exhibits

     (a)  Financial statements of businesses acquired.

          Not applicable.

     (b)  Pro forma financial information.

          Not applicable.

     (c)  Exhibits.

          The following exhibits are filed herewith and this  constitutes the exhibit index:

     Exhibit

          99 Press Release dated February 14, 2001


Item 9. Regulation FD Disclosure

          On February 14, 2001, Oregon Trail Financial Corp. issued a press release, including certain forward looking statements, announcing its rejection of the request by Joseph Stilwell that he be allowed to name two persons to the Board of Directors. All of the information in the press release, appearing in Exhibit 99, is not filed but is furnished pursuant to Regulation FD.





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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    OREGON TRAIL FINANCIAL CORP.
                                    (Registrant)



Date: February 14, 2001             By:  /s/ Berniel L. Maughan
                                         ----------------------------------
                                         Berniel L. Maughan, President and CEO